Exhibit 99.1

April 12, 2012

Board of Directors
Integrated Freight Corporation

Gentlemen:

I hereby resign as a director of Integrated Freight Corporation, a Florida corporation (the “Company”), effective on April 12, 2012.

                               Sincerely,

                               /s/ Robert Papiri

                               Robert Papiri